August 25, 2005

Supplement

SUPPLEMENT DATED AUGUST 25, 2005 TO THE PROSPECTUS OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
THE INCOME BUILDER PORTFOLIO
CLASS X and CLASS Y
Dated April 29, 2005

The following sentence is hereby added within the "Principal Investment Strategies" section of the Portfolio's Prospectus:

The Portfolio may invest up to 15% of its net assets in Real Estate Investment Trusts ("REITs").

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

LIT SPT VAR IB 08/05